10.6     Advisory  Agreement  with  Francis  Street  Pty  Limited

                               ADVISORY AGREEMENT

THIS ADVISORY AGREEMENT (Agreement) is made and entered into as of the 1st day of March, 2006 by and between ISLAND RESIDENCES CLUB, INC ("Client") and FRANCIS STREET PTY LIMITED ("Advisor").

In consideration of the mutual promises and agreements herein contained and other good valuable considerations, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1.  ADVISORY  SERVICES

A.) The Advisor undertakes to act as a non-exclusive advisor to the Client, and shall, subject to the supervision of the Client, provide advisory services to the Client which shall include, but not be limited to, reviewing and analyzing any material documentation provided by the Client or the Advisor to determine the Client's most effective use of the materials and strategies to generate profits that are in the Client's best interest to complete and implement.
B.) Consistent with its duties described in paragraph (A) hereof, the Advisor shall use its best efforts to provide advice to the Client. If the Client requests the Advisor to participate in any transactions or perform any other specific services.
C.) Consistent with its duties described herein, the Advisor shall maintain absolute confidentiality with respect to these services and shall not provide any verbal or written information, to any party, without the express written permission of the Client.

The Advisor may, with the prior approval of the Client, and at the Client's sole discretion, appoint one or more advisors, whom are bound by a confidentiality and non-circumvention agreement, to perform one or more of the foregoing services with respect to all or a portion of the services provided to the Client. The Advisor shall not have absolute authority and discretion as to all matters that are necessary or incidental to the foregoing. The Client shall have the final decision on any issue at its absolute discretion. The Advisor shall furnish the Client with full information concerning activities undertaken by the Advisor on the Client's behalf.

2.  ADVISORY  FEE

For services to be rendered hereunder to the Client, the Client will pay to the Advisor fees in the amount of 1,000,000 (one million) shares of common stock in the form of advisory fees.

3.  EXPENSES

It is understood that, if agreed to in advance, the Client will pay for or reimburse the Advisor for all expenses incurred, but not limited to the following:

A.) All reasonable travel fees and expenses, including those associated with servicing the Client or its affiliates.
B.) Any legal fees and expenses in connection with services provided by Advisor hereunder, which are not in the ordinary course of business. C.) Any extraordinary expenses such as the fees and expenses of counsel in connection with any litigation arising out of, or in connection with, this Agreement, except as otherwise determined in accordance with the last sentence of Section 10 hereunder. The Advisor acknowledges that if no agreement with the Client regarding reimbursement of certain expenses is made prior to any such expenses being incurred, the Client shall have no obligation to reimburse Advisor for such expenses.

4.  SERVICES  TO  OTHER  COMPANIES

The services to the Advisor hereunder are not to be deemed exclusive: the Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of the Agreement, interfere in a material manner with the Advisor's ability to meet all of its obligations with respect to rendering services to the Client hereunder.

5.  STANDARD  OF  CARE

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the company or to any director shareholder, employee or agent thereof for any act or omission in the course of, or connected with, rendering services hereunder.

6.  TERM  OF  AGREEMENT;  AMENDMENTS

A.) This Agreement shall commence as of the date hereof and, subject to prior termination as provided in Section 6(B) hereof, shall continue in force until December 31, 2008.
B.) Either party hereto may, at any time, on thirty-days (30) prior written notice to the other, terminate this Agreement. However, if any transaction in which Advisor shall have participated prior to such termination closes, or is otherwise settled, in whole or in part, within one year after the effective date of termination, the Company shall be obligated to pay the Advisor the fee described in Section 2 hereof in respect to such transaction.
C.) This Agreement may be modified only by the mutual written consent of the parties.

7.  ADVISOR  BEST  EFFORTS;  COMPANY  INDEMNITY

Advisor shall use its best efforts in the performance of the advisory services to be performed hereunder. All recommendations and instructions made by the Advisor will be based upon information received from the Client ad from sources that it believes to be reliable, but whose accuracy is not and cannot be guaranteed. Such information may or may not have been independently verified by the Advisor. The Client agrees to indemnify Advisor and hold it harmless from and against any liability of any nature resulting from the Client furnishing information which is false or inaccurate.

8.  NOTICES

Except as otherwise specifically provided herein, all notices or communications provided for herein shall be in writing and delivered in person, by overnight mail, by dated electronic mail or by facsimile followed by a hard copy sent first-class mail postage prepaid, and addressed as follows, or to such other address or addresses as may be designated by either party or written notice to the other.

Advisor:     FRANCIS  STREET  PTY  LIMITED
          Level  1,  60  Toorak  Road
          South  Yarra,  Victoria  3141
          Australia

Client:          ISLAND  RESIDENCES  CLUB,  INC
          1769-203  Jamestown  Rd
          Williamsburg,  Va  23185

9.  GOVERNING  LAW;  JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the state of Virginia, without reference to its choice of law principles.

10.  ARBITRATION

All disputes between the parties arising out of or relating to the Agreement shall be submitted to and settled by arbitration as hereinafter provided. Any arbitration proceeding shall be governed by a panel of three arbitrators experienced in the matters at issue. Each party shall select one arbitrator, and the third arbitrator shall be selected upon mutual agreement of the first two, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceeding shall be held in such place in the area of Portland, Maine, as may be selected by the arbitrator panel, or any other place agreed to by the parties involved and the arbitrators.

11.  ILLEGALITY;  UNENFORCEABILITY

If any provision of this Agreement is found to be illegal or unenforceable, all other provisions to the Agreement will remain in full force and effect, and both parties agree that the intent of the Agreement and the Addendum will take precedent over the text of the document.

12.  AUTHORIZED  SIGNATORIES

Each of the individuals signing below hereby represents and warrants that he is a duly authorized signatory of the entity bearing his signature below; that he is authorized and empowered to enter into this Agreement and to affect the transactions contemplated hereby on behalf of such entity: and that this Agreement is the legal and valid binding obligation of the entity bearing his signature below, and enforceable against such entity in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws generally relating to creditors' rights, and general principals of equity.

IN WITNESS WHEREOF, the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized as of the date first written above.



                              /s/  Ann  Ojala
                              ---------------
                              Ann  Ojala,  Witness

     /s/  Bob  Bratadjaya
     --------------------
Bob  Bratadjaya,  Secretary

The  Client
By:  ISLAND  RESIDENCES  CLUB,  INC


                              ____________________________________
                              The  Advisor
                              By:  FRANCIS  STREET  PTY  LIMITED

                         For  and  on  behalf  of
                         FRANCIS  STREET  PTY  LTD.
                         /s/  Graham  Bristow
                         --------------------
                              Graham  Bristow

     /s/  Amy  Purnamini
     -------------------
Amy  Purnamini,  Witness